[Letterhead Of Shachak & Co.]


                       CONSENT OF INDEPENDENT ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference into the previously filed registration statement of Geotek
Communications, Inc. (the "Company") on Form S-3 (Nos. 33-5508, 33-49548, 33-57530, 33-61034, 33-72820, 33-78540, 33-85296, 33-62073 and 33-62327), on
Form S-4 (No. 33-62333) and on form S-8 (No. 33-67144) of our report, dated February 24, 1993 with respect to the financial statements of Oram Electric Industries Ltd. as of December 31, 1992 and for the year then ended, included in the annual report of the company on Form 10-K/A2 for the fiscal year ended December 31, 1994.


/s/ Shachak & Co.
Shachak & Co.

Certified Public Accountants(Isr)



September 18, 1995

Te Aviv, Israel

                         [Letterhead of Shachak & Co]

                       CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference into the previously filed registration statement of Geotek Communications Inc. (the "Company") on Form S-3 (Nos. 33-5508, 33-49548, 33-57530, 33-61034, 33-72820, 33-78540, 33-85296, 33-62073 and 33-62327), on
Form S-4 (No.  33-62333)  and on Form S-8 (No.  33-67144)  of our report,  dated
February 24, 1993 with respect to the financial statements of Oram Power Supplies (1990) Ltd as of December 31, 1992 and for the year then ended, included in the annual report of the company on form 10-K for the fiscal year ended December 31, 1994.


/s/ Shachak & Co.
Shachak & Co.

Certified Public Accountants(Isr).



September 18, 1995

Tel Aviv, Israel

                         [Letterhead of Shachak & Co.]



CONSENT OF INDEPENDENT ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference into the previously filed registration statement of Geotek Communications Inc. (the "Company") on Form S-3 (Nos. 33-5508, 33-49548, 33-57530, 33-61034, 33-72820, 33-78540, 33-85296, 33-62073 and 33-62327), on
Form S-4 (No. 33-62333) and on Form S-8 (No. 33-67144) of our report, dated February 14, 1995, with respect to the financial statements of Powerspectrum Technology Ltd. ("PST") as of December 31, 1994 and 1993, and for the year ended December 31, 1994 and fifteen month period ended December 31, 1993 and of our report, dated January 17, 1993 with respect to the financial statements of PST as of September 30, 1992, and for the three month period then ended, which reports are included in the annual report of the Company on Form 10-K for the fiscal year ended December 31, 1994.



/s/ Shachak & Co.
Shachak & Co.

Certified Public Accountants(Isr)



September 18, 1995

Tel Aviv, Israel